First Quarter 2016 Earnings Release Investor Presentation NASDAQ: CARO April 22, 2016

2 Disclaimer Certain statements in this presentation contain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , such as statements relating to future plans and expectations, and are thus prospective . Such forward - looking statements include but are not limited to statements with respect to plans, objectives, expectations, and intentions and other statements that are not historical facts, and other statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions . Such statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward - looking statements . Although we believe that the assumptions underlying the forward - looking statements are reasonable, any of the assumptions could prove to be inaccurate . Therefore, we can give no assurance that the results contemplated in the forward - looking statements will be realized . The inclusion of this forward - looking information should not be construed as a representation by Carolina Financial Corporation (“Carolina Financial” or the “Company”) or any person that such future events, plans, or expectations will occur or be achieved . In addition to factors previously disclosed in the reports filed by Carolina Financial with the Securities and Exchange Commission (the “SEC”), additional risks and uncertainties may include, but are not limited to : (1) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third - party relationships and revenues ; (2) the strength of the United States economy in general and the strength of the local economies in which we conduct operations may be different than expected resulting in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on the Company’s loan portfolio and allowance for loan losses ; (3) the rate of delinquencies and amounts of charge - offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk - related losses and expenses ; (4) the risk that the preliminary financial information reported herein and our current preliminary analysis will be different when our review is finalized ; (5) changes in the U . S . legal and regulatory framework including, but not limited to, the Dodd - Frank Act and regulations adopted thereunder ; (6) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) could have a negative impact on the Company ; (7) the businesses of the Company and Congaree Bancshares, Inc . (“Congaree”) may not be integrated successfully or such integration may take longer to accomplish than expected ; (8) the expected cost savings and any revenue synergies from the acquisition may not be fully realized within the expected timeframes ; (9) disruption from the acquisition may make it more difficult to maintain relationships with clients, associates, or suppliers ; and (10) the shareholders of Congaree may not approve the acquisition . Additional factors that could cause our results to differ materially from those described in the forward - looking statements can be found in the reports (such as our Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K) filed with the SEC and available at the SEC’s Internet site (http : //www . sec . gov) . All subsequent written and oral forward - looking statements concerning the Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above . We do not undertake any obligation to update any forward - looking statement to reflect circumstances or events that occur after the date the forward - looking statements are made .

3 Disclaimer (continued) Additional Information About the Congaree Acquisition and Where to Find It This communication contains statements made in respect of the proposed transaction involving Carolina Financial and Congaree . This material is not a substitute for the definitive joint proxy statement/prospectus or any other documents which Carolina Financial and Congaree may send to the shareholders of Congaree in connection with the proposed transaction . This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities . The Company has filed relevant documents concerning the Congaree acquisition with the SEC, including a registration statement on Form S - 4 , which will include a proxy statement/prospectus, and has been declared effective by the SEC . Shareholders of Congaree can obtain a free copy of the proxy statement/prospectus, as well as other filings by the Company, at the SEC’s internet site (http : //www . sec . gov) . Copies of the proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Carolina Financial Corporation, 288 Meeting Street, Charleston, SC 29401 , Attention : William A . Gehman, III, Executive Vice President and Chief Financial Officer . SHAREHOLDERS OF CONGAREE ARE URGED TO READ THE ENTIRE DEFINITIVE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION . The directors and executive officers of Congaree and other persons may be deemed to be participants in the solicitation of proxies from Congaree’s shareholders in connection with the proposed acquisition . Information regarding Congaree’s directors and executive officers is available in its Annual Report on Form 10 - K for the year ended December 31 , 2015 , as amended . Other information regarding the participants in the Congaree proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC .

4 First Quarter Highlights • 2016Q1 net income of $3.6 million, or $0.30 per diluted share (1) – Increase of net income of approximately 20.9% compared to $3.0 million, or $0.31 per diluted share, for 2015Q1 • 2016Q1 net income of $3.4 million for Banking Segment – Increase of net income of approximately 38.0% compared to $2.5 million for 2015Q1 • Tangible book value per share of $11.87 at 3/31/2016 compared to $11.66 at 12/31/2015 • Annualized growth in loans held for investment of 17.9% or $41.3 million since 12/31/2015 • Nonperforming Assets to total assets of 0.39% as of 3/31/2016 as compared to 0.47% as of 12/31/2015 • Received regulatory approval for acquisition of Columbia, S.C. - headquartered Congaree Bancshares, Inc. Stock Price Performance Since January 1, 2015 12/9/15: Completed $32.1 million common stock offering (2) (1) This information is preliminary and based on Company data available at the time of the presentation (2) Full underwriters’ overallotment subsequently exercised for total net proceeds from the offering of $32.1 million Note: Market data as of April 21, 2016 Source: SNL Financial LC

5 Banking Segment Results

6 Strong, Improving Bank Segment Results Bank Segment Earnings (1) • Bank segment earnings continued to increase with 2016Q1 net income of $3.4 million versus $2.5 million for 2015Q1 • The improvement in bank segment earnings was a result of continued high - quality asset growth and leveraging of expenses • Bank segment earnings as a percentage of average consolidated assets (annualized) improved from 0.80% for 2015Q1 to 0.96% for 2016Q1 2011Y 2012Y ($18.7) (1) Bank segment earnings as reported in public filings (includes intersegment revenues and expenses and excludes holding company expenses). The 2016 information is preliminary and based on Company data available at the time of the presentation. $2.5 $2.8 $2.9 $3.3 $3.4 0.80% 0.87% 0.86% 0.95% 0.96% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% $0.0 $1.0 $2.0 $3.0 $4.0 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 Total Bank Segment Earnings ($MMs) Bank Segment Earnings / Avg. Consolidated Assets (%)

7 Net Interest Margin (1) Tax - equivalent net interest margin (2) The 2016 information is preliminary and based on Company data available at the time of the presentation • The Bank extended its borrowing duration in anticipation of rising interest rates, reducing net margin by 4 bps in 2016 Q1 Yield on Loans Net Interest Margin (1) Cost of Funds (2)

8 Consistent Core Fee Income Stream • The bank segment’s core fee income is primarily derived from deposit service charges, retail mortgage income and BOLI earnings. Banking Segment Core Noninterest Income ($MMs) (1) The 2016 information is preliminary and based on Company data available at the time of the presentation (1)

9 Efficient Operations • Bank segment non - interest expense as a percentage of average consolidated assets (annualized) has fallen from 2.56% in 2015Q1 to 2.37% in 2016Q1 • Bank segment’s efficiency ratio has also improved from 69.2% in 2015Q1 to 63.1% in 2016Q1 Banking Segment Noninterest Expenses/Avg. Assets (%) (1) (2) (1) Bank segment figures include intersegment revenues and expenses and excludes holding company expenses (2) The 2016 information is preliminary and based on Company data available at the time of the presentation (2) Banking Segment Efficiency Ratio (1) (2)

10 Strong Balance Sheet Growth • We have grown loans held for investment on an annualized basis by 17.9% since 12/31/2015 • We have grown non - interest bearing deposits by $37.7 million since 12/31/2015 Total Deposits ($MMs) Total Gross Loans ($MMs) Total Assets ($MMs) (1) (1) (1) The 2016 information is preliminary and based on Company data available at the time of the presentation (1) (1) (1)

11 Diversified Loan Mix and Solid Asset Quality NPAs (Excl. TDRs) / Assets (%) (1) • We have a diversified loan mix, with a focus on lower risk assets • Our asset quality has remained consistently low, with NPA’s / assets of 0.39% at 3/31/2016 • We have experienced net recoveries for fiscal years 2014 and 2015 and continue to experience net recoveries for 2016Q1 (1) Excludes performing troubled debt restructurings (TDRs ) (2) The 2016 information is preliminary and based on Company data available at the time of the presentation NCOs / Average Loans (%) Loan Composition ( 3 /31/16) (2) 2016Q1 Yield on Loans: 4.67% (2) (2) (2)

12 Improving Deposit Mix Deposit Composition ( 3 /31/16) (1) Checking Accounts • Focus on increasing checking accounts as evidenced by an annualized checking account growth rate of 9.3% since 12/31/2015 and 11.6% since 3/31/2015 2016 Q1 Cost of Funds: 0.66% (1) The 2016 information is preliminary and based on Company data available at the time of the presentation (1)

13 Attractive Wholesale Mortgage Platform

14 Wholesale Mortgage Platform Strong, Scalable Mortgage Platform • Despite a challenging operating environment and seasonal influences affecting originations, Crescent Mortgage Company (“CMC”) remains profitable. • Decrease in originations and a compression on margin has resulted in a decrease in mortgage earnings 2016Q1 from 2015Q1. • New regulatory rules related to TILA - RESPA Integrated Disclosures (“TRID”) have impacted the mortgage banking industry. Mortgage Banking Earnings Contribution (1) (2) (1) Mortgage segment earnings include intersegment revenues and expenses and excludes holding company expenses; (2) Mortgage EPS equals segment earnings divided by weighted average diluted shares; (3) The 2016 information is preliminary and based on Company data available at the time of the presentation (3) (3)

15 Strategic Opportunity

16 Focus on Shareholder Results • We focus on being a high performing financial institution • Our ROAA over the past several quarters remains over 1% . • We have grown our tangible book value by 17.7% from 2015Q1 to 2016Q1 Consolidated ROAA & ROAE Tangible Book Value per Share & Earnings per Share (1) The 2016 information is preliminary and based on Company data available at the time of the presentation (1) (1) (1)

17 Investment Considerations x Focus on increasing shareholder value over both the short and long term. x Scarcity value – large foothold in the high growth Charleston and Myrtle Beach markets with growing presence in Greenville, SC, Columbia, SC and Wilmington, NC Markets. x Strong markets to support continued loan growth x Experienced, accomplished management team driving results x Profitability increasing in community banking segment x Track - record of improving deposit mix x Demonstrated acquisition experience, success and focus x Scalable mortgage platform provides an opportunity to generate earnings in changing markets